R&D Day NOVEMBER 2020 Exhibit 99.1

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our business strategy for and the potential therapeutic benefits of our current and prospective product candidates; the design, commencement, enrollment and timing of ongoing or planned clinical trials and regulatory pathways; the timing of patient recruitment and enrollment activities, clinical trial results, and product approvals; the timing and results of our ongoing preclinical studies; the anticipated benefits of our gene therapy platform including the potential impact on our commercialization activities, timing and likelihood of success; the anticipated benefits and safety profile of busulfan as a conditioning agent; the expected benefits and results of our manufacturing technology, including the implementation of our plato® platform in our clinical trials and gene therapy programs; the expected safety profile of our investigational gene therapies; the potential impact of the COVID-19 outbreak on our clinical trial programs and business generally, as well as our plans and expectations with respect to the timing and resumption of any development activities that may be temporarily paused as a result of the COVID-19 outbreak; and the market opportunity for and anticipated commercial activities relating to our investigational gene therapies;. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on our current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of our product candidates will not be successfully developed or commercialized; the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators; the risk that we may not successfully recruit or enroll a sufficient number of patients for our clinical trials; the risk that we may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform; the risk that our product candidates or procedures in connection with the administration thereof, including our use of busulfan as a conditioning agent, will not have the safety or efficacy profile that we anticipate; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving our product candidates; the risk that we will be unable to obtain and maintain regulatory approval for our product candidates; the risk that the size and growth potential of the market for our product candidates will not materialize as expected; risks associated with our dependence on third-party suppliers and manufacturers; risks regarding the accuracy of our estimates of expenses and future revenue; risks relating to our capital requirements and needs for additional financing; risks relating to clinical trial and business interruptions resulting from the COVID-19 outbreak or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises; and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato® is a registered trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Note regarding future updates: The statements contained in this presentation reflect our current views with respect to future events, which may change significantly as the global consequences of the COVID-19 pandemic rapidly develop. Accordingly, we do not undertake and specifically disclaim any obligation to update any forward-looking statements. Copyright© 2020 AVROBIO, Inc. All rights reserved.

Vision Bring personalized gene therapy to the world. Purpose Freedom from a lifetime of genetic disease.

Cell and gene therapy is redefining medicine 804 trials Sources: 1Alliance for Regenerative Medicine: 2016 Annual Data Report; 2Alliance for Regenerative Medicine: Sector Report 1H 2020; 3FDA.gov press release at: https://bit.ly/2GcPftr 20161 1,034 trials 20202 10-20 approvals/year 20253

Ex vivo lentiviral gene therapy has emerged as a leading modality across multiple genetic diseases Industry-wide data demonstrate proven record, broad utility TOLERABILITY DURABILITY EFFICACY WIDE REACH BROAD UTILITY Approved ALD Beta thalassemia Investigational Fanconi anemia Hurler syndrome MLD Sanfilippo A Sanfilippo B SCID-ADA SCID-X Sickle cell disease Wiskott-Aldrich syndrome X-CGD >350 patients >1,000 patient years Pediatrics and adults All mutations No exclusions due to pre-existing antibodies >12 years post-infusion Head-to-toe, including: Brain Muscle Bone ALD: Adrenoleukodystrophy; SCID-ADA: Severe Combined Immunodeficiency-Adenosine Deaminase Deficiency; SCID-X: X-Linked Severe Combined Immunodeficiency; MLD: Metachromatic Leukodystrophy; X-CGD: X-Linked Chronic Granulomatous Disease

Leading lysosomal disorder gene therapy pipeline Built on strong strategic fit IND: Investigational New Drug Fabry AVR-RD-01 Gaucher type 1 AVR-RD-02 Cystinosis AVR-RD-04 Hunter AVR-RD-05 Gaucher type 3 AVR-RD-06 Pompe AVR-RD-03 Proof-of-Concept IND-Enabling Phase 1/2

Disease Approx. 2019 Global Net Sales† Five-Year SOC Cost per U.S. Patient* Selected Companies w/ Marketed Therapies Fabry $1.4B $1.7M Cystinosis $0.2B $4.3M Gaucher $1.4B $2.3M Hunter $0.6B $2.4M Pompe $1.0B $3.2M A multi-billion dollar market opportunity Targeting larger rare lysosomal disorders Sources: Rombach S et al., Orphanet J Rare Dis, 2013; van Dussen L et al., Orphanet J Rare Dis, 2014 * WAC pricing from Redbook using standard dosing assumptions † 2019 Net Sales from company annual and other reports ‡ Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate); midpoint between avg. adult and pediatric Note: Shire acquired by Takeda in 2019 SOC: Standard of Care Total: $4.6B ‡

PROGRAM PATIENT MONTHS POST-INFUSION Fabry Phase 1 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 Fabry Phase 2 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Gaucher Phase 1/2 PATIENT 1 Cystinosis Phase 1/2 PATIENT 1 PATIENT 2 PATIENT 3 Durability across programs Note: Based on data cut-off date of Nov. 12, 2020

Emerging tolerability profile has been predictable and manageable

Conditioning-related grade 3-4 AEs were transient in first 2 plato® patients


Bu90-
TCI


Leukopenia
Lymphopenia
Neutropenia
Febrile neutropenia
Thrombocytopenia
Anemia
Abdominal pain
Diarrhea
Mucositis
Nausea
Vomiting
Blood
GI System
-3
Day 0
5
10
15
20
25
30
Days Post Gene Therapy
Bu90 TCI
1.5
2.0
2.5
3.0
3.5
Mean Toxicity Grade

Busulfan 90 Target Concentration Intervention (TCI)

Observations to-date show short-term side effects start ~1 week after infusion, peak over the next 3-5 days and subside

AVROBIO

Bu90-TCI: Busulfan 90-Target Concentration Intervention; AE: Adverse Event; GI: Gastrointestinal

9

Unrivaled commercial-scale platform in plato® MOBILIZATION & APHERESIS Patient Consent & Screening Patient Monitoring CONDITIONING & GENE THERAPY ADMINISTRATION CELL SEPARATION & CULTURE TRANSDUCTION CLOSED, AUTOMATED SYSTEM HARVESTING & CRYOPRESERVATION DRUG PRODUCT TESTING 1 2 3 4 5

Fabry Gaucher type 1 Cystinosis Hunter Gaucher type 3 Pompe COMMERCIAL CALL POINTS REGULATORY PATHWAYS CLINICAL EXECUTION TECHNICAL & MANUFACTURING ‘Halo effect’ driven by strong pipeline synergies Replicable path to market

Patient enrollment activities accelerating across trials By the end of 2021, we expect to have dosed a total of 30 patients. Q4 ‘20 Recruiting Objective Clinical Trial Site Expansion Cumulative 2021 Patient Dosing Goal ENROLLED CONSENTED DOSED Active clinical sites: 7 CURRENTLY 23 PLANNED BY Q4 2021

Key takeaways for today Fabry advancing toward potential accelerated approval pathway in one or more major markets Exciting early data in cystinosis and Gaucher Clear advantages of Bu90-TCI conditioning plato® platform reimagines CMC / analytics Leading lysosomal disorder gene therapy franchise Bu90-TCI: Busulfan 90-Target Concentration Intervention; CMC: Chemistry, Manufacturing, and Controls

Today’s agenda Bu90-TCI: Busulfan 90-Target Concentration Intervention; CMC: Chemistry, Manufacturing, and Controls Time Clinical updates New data and update on future regulatory plans 9:15 Precision conditioning designed to enable durability and head-to-toe reach The Bu90-TCI advantage 10:00 Addressing industry manufacturing challenges with advanced CMC and analytic solutions AVROBIO’s platform for global gene therapy commercialization 10:35 The second wave Working to prevent irreversible damage to body and brain 11:30

Rob Hopkin, M.D. Genetic Medicine Specialist, Fabry KOL at Cincinnati Children’s Hospital Perspective from leading KOLs Harry Malech, M.D. Chief of Genetic Immunotherapy Section and Deputy Chief of Laboratory of Clinical Immunology and Microbiology, NIAID, NIH Anthony Davies, Ph.D. Founder and CEO, Dark Horse Consulting Group Dr. Rob Hopkin is a consultant to AVROBIO and Dr. Anthony Davies is the CEO of Dark Horse, an AVROBIO vendor KOL: Key Opinion Leader; NIAID: National Institute of Allergy and Infectious Diseases; NIH: National Institutes of Health; CEO: Chief Executive Officer

Gaucher Disease Type 1 Meet Cyndi

“Fatigue is, for me, probably really the one symptom that plagues me the most… I wake up tired, I'm tired in the middle of the day, and I go to sleep tired… Gaucher is always there.” – Cyndi, living with Gaucher disease type 1 DIFFERENTIATED TARGET PRODUCT PROFILE for Gaucher Disease Type 1 Note: These are target attributes for a first-line therapy AAV: Adeno-Associated Viral vector; Bu90-TCI: Busulfan 90-Target Concentration Intervention; CNS: Central Nervous System; ERT: Enzyme Replacement Therapy; GBA: Glucocerebrosidase; SRT: Substrate Reduction Therapy First-Line Therapy and Functional Cure Addresses all patient segments All Gaucher disease type 1 genetic mutations All age groups Male and female No AAV or ERT neutralizing antibody limitations Well-tolerated No ERT/SRT-related side effects Mild-to-moderate, transient side effect profile consistent with Bu90-TCI No splenectomy medication and complications No liver toxicity or adverse immunogenicity Impacts hard-to-reach organs Diseased macrophages (Gaucher cells) replaced by functional macrophages Brain: global distribution of genetically modified microglia Bone and bone marrow: global distribution of genetically modified macrophages and osteoclasts Lifelong durability Single infusion for life Off ERT/chaperone No waning of efficacy Save millions of dollars in healthcare costs per patient Prevents, halts or reverses disease; normalizes lifespan Bone-related manifestations, prevention of physical deformity, bone crises, bone pain, avascular necrosis Low hemoglobin and platelets Hepatosplenomegaly, risk of cirrhosis and splenectomy Risk of multiple myeloma Fatigue CNS: risk of GBA-Parkinson’s disease

Even on ERT, patients endure debilitating symptoms

Incomplete therapeutic response is common:

- **60% failed to achieve** at least one of six therapeutic goals after 4+ yrs of ERT[1]
- Many continue to exhibit **bone pain, organomegaly and cytopenia** after 10 yrs of ERT[2]
- **25% have physical limitations** after 2 yrs of ERT, primarily due to bone disease[3]

Prospective registry of 757 GD1 patients on ERT after 10 years

Persistence after **10 years ERT†**	**Non-splenectomized** Patients	**Splenectomized** Patients
Bone Pain	43%	63%
Splenomegaly*	38%	N/A
Thrombocytopenia*	23%	1%
Hepatomegaly*	14%	19%
Anemia	12%	9%
Bone Crisis	7%	17%

** Higher persistence rates observed when more severe manifestations were present at baseline*
† Persistence refers to the presence of anemia, bone pain, bone crisis, or at least moderate thrombocytopenia, splenomegaly, or hepatomegaly, present after 10 years of ERT among those with baseline involvement of these parameters (from a registry of 757 GD1 patients; Weinreb et al., 2013)
Following 10 years of treatment, ~26% of patients were receiving between 45-150 U/kg EOW, and 96% of these individuals were receiving doses between 45-90 U/kg EOW.
Data rounded to complete integer.
GD1: Gaucher Disease Type 1; ERT: Enzyme Replacement Therapy; EOW: Every Other Week
[1]Weinreb N et al., Amer J Hematol, 2008; [2]Weinreb N et al., J Inherit Metab Dis, 2013; [3]Giraldo P et al., Qual Life Res, 2005

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Delivering genetically modified cells head-to-toe Long-term engraftment in bone marrow ‘Manufacturing’, transportation and delivery in blood Target organs T NK B RBC Platelets Granulocytes DC Monocytes PROGENY Microglia Osteoclasts Macrophages CD34+ HSCs DIFFERENTIATION Spleen, Liver, Lungs HSC: Hematopoietic Stem Cell; NK: Natural Killer; DC: Dendritic Cell; RBC: Red Blood Cell

Guard1: Phase 1/2 study in Gaucher disease type 1 1 patient dosed to date OBJECTIVES PATIENTS Safety Efficacy Engraftment Enrollment goal: 8-16 patients 18-45-year-old males and females Have a confirmed diagnosis of GD1 based on: Deficient glucocerebrosidase enzyme activity Clinical features consistent with GD1 An adaptive, open-label, multinational phase 1/2 study of the safety and efficacy of ex vivo, lentiviral vector-mediated gene therapy AVR-RD-02 for patients with Gaucher disease type 1. ACTIVELY RECRUITING: RECRUITING PLANNED 1H ’21: PHASE 1/2 AVR-RD-02 Gaucher disease type 1 patients who are: ERT-stable for >24 months or Treatment-naïve or Have not received ERT or SRT in the last 12 months GD1: Gaucher Disease Type 1; ERT: Enzyme Replacement Therapy; SRT: Substrate Reduction Therapy; 1H: First Half

Toxic metabolite lyso-Gb1 reduced below ERT levels at 3 months GUARD1: PATIENT 1 Lyso-Gb1 Plasma Normal Range: 0.5 – 1.2 ng/mL ERT: Enzyme Replacement Therapy; Lyso-Gb1: Glucosylsphingosine Plasma Lyso-Gb1 (ng/mL) Baseline (On ERT) 3 months (Off ERT) 22% reduction Lyso-Gb1, a sensitive and specific marker of metabolite accumulation in Gaucher disease is decreased relative to baseline on ERT

GUARD1: PATIENT 1 Chitotriosidase Plasma Activity Normal Range: 0.0–44.2 μmoL/L/h ERT: Enzyme Replacement Therapy Plasma chitotriosidase reduced below ERT levels at 3 months Plasma Chitotriosidase Activity (μmoL/L/h) Chitotriosidase, a marker of activated macrophages (Gaucher cells), is also decreased Baseline (On ERT) 3 months (Off ERT) 17% reduction 151

Platelet counts in normal range at 3 months, despite being off ERT GUARD1: PATIENT 1 Platelet Count Reference Value Adult: 130-400x109/L; grey line: local (safety) lab values; pink dots: central (efficacy) lab values ERT: Enzyme Replacement Therapy Platelet Count Day 0 Off ERT Normal range

Hemoglobin normal at 3 months, despite being off ERT GUARD1: PATIENT 1 Hemoglobin Reference Value: Males: 13.5-17.5 g/dL; Females: 11.5-16.0 g/dL; grey line: local (safety) lab values; pink dots: central (efficacy) lab values ERT: Enzyme Replacement Therapy Hemoglobin Concentration Day 0 Off ERT Normal range

VCN reflects stable presence of transgene in macrophages GUARD1: PATIENT 1 VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome; WBC: White Blood Cell; NK: Natural Killer; NKT: Natural Killer T Exploratory Cell Subtype VCN Average VCN Total WBC Granulocytes Monocytes T cells B cells NK cells NKT cells Unmarked Drug Product VCN/dg: 3.7 Day 0 Day 0

GUARD1: PATIENT 1

No unexpected safety events or trends identified

No SAEs or AEs related to AVR-RD-02 drug product

No SAEs reported

AEs reported

- n=26 (3-month observation period)
- Majority of AEs are mild or moderate
  - 8 grade 3 and 1 grade 4 AEs: 5 definitely or possibly related to busulfan, 1 definitely related to G-CSF, 1 (eye pain) with unknown relatedness, and 1 unrelated

- AEs are generally consistent with myeloablative conditioning or underlying disease:

Pre-AVR-RD-02 treatment and prior to conditioning

- Nausea & vomiting

Post-AVR-RD-02 treatment

- Nausea, intermittent headache
- Mucositis, alopecia, febrile neutropenia
- Anemia, thrombocytopenia
- Increased ocular pressure

Note: These results are for Patient 1 only and may not be representative of the total study population; Safety database cut as of Nov. 3, 2020
AE: Adverse Event; SAE: Serious Adverse Event; G-CSF: Granulocyte Colony Stimulating Factor

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Planned global development strategy for Gaucher disease type 1 Planned Enrolling PHASE 1/2 EXPANSION: POTENTIAL REGISTRATION Safety, efficacy, durability Organ volumes, hematologic measures, bone assessments, pain, and QOL PHASE 1/2 n=8-16 Adults, males and females, ages 18-45 years old ERT-switch and ERT-naïve Safety, efficacy, durability Biomarker data, organ volumes, hematologic measures, bone assessments, pain, and QOL QOL: Quality Of Life; ERT: Enzyme Replacement Therapy

AVR-RD-02 Anticipated Next Steps Advance patient enrollment Present 6-month data at WorldSymposium Q1 ‘21 Advance regulatory dialogue on registration pathway

Fabry Disease Meet Dr. Rob Hopkin

"As the patients get older, they develop progressive complications of the disease that include renal function, heart failure problems and greatly increased risk for stroke. And the pain doesn't go away."

– Rob Hopkin, M.D.,
Cincinnati Children's Hospital

DIFFERENTIATED TARGET PRODUCT PROFILE *for*

Fabry Disease

First-Line Therapy and Functional Cure

Prevents, halts or reverses disease; normalizes lifespan

- Cardiovascular disease
- Renal disease
- TIA/stroke, peripheral pain
- GI issues, hearing loss, fatigue
- CNS: executive function deficit, depression

Lifelong durability

- Single infusion for life
- No waning of efficacy
- Off ERT/chaperone
- Off concomitant medication
- Save millions of dollars in healthcare costs per patient

Addresses all patient segments

- All genetic mutations
- All age groups
- Male and female
- No AAV or ERT neutralizing antibody limitations

Impacts hard-to-reach organs

- Brain: global distribution of genetically modified microglia
- Heart, kidney: tissue-resident cells penetrate and distribute into all organs

Well-tolerated

- No ERT/chaperone-related side effects
- Mild-to-moderate, transient side effect profile consistent with Bu90-TCI
- No liver toxicity or adverse immunogenicity

Note: These are target attributes for a first-line therapy

AAV: Adeno-Associated Virus; Bu90-TCI: Busulfan 90-Target Concentration Intervention; CNS: Central Nervous System; GI: Gastrointestinal; TIA: Transient Ischemic Attack; ERT: Enzyme Replacement Therapy

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FABRY PHASE 2: PATIENT 1

Substantial reduction of substrate in kidney biopsy at 1 year

Average number of **Gb3 inclusions per peritubular capillary (PTC)**


4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Mean Number of Gb3 Inclusions per PTC
3.55
0.47
87% substrate reduction
Baseline
1 Year
(48 weeks)

- *Unpaired t-test for difference between n=55 PTCs at baseline vs. n=101 PTCs at 1 year; $p<0.0001$*
- *Error bar represents the standard deviation*

Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion
Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC
FAB-201-1: First patient in FAB-201 clinical trial
PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary

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Plasma, leukocyte enzyme activity sustained up to 2.5 yrs Patient 4 dosed using plato® FABRY PHASE 2 Leukocyte AGA Activity Reference Range: 24–56 nmol/hr/mg protein; Plasma AGA Activity Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Patient 1 Patient 2 Patient 3 Patient 4 New data point Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity (nmol/hr/mg protein) Day 0 Day 0

Plasma lyso-Gb3 reduction sustained up to 1.8 years Reduction from Baseline to Last Observation Patient 1 86% Patient 2 N/A Patient 3 49% Patient 4 59% Patient 1 Patient 2 Patient 3 Patient 4 FABRY PHASE 2 Lyso-Gb3 Plasma Reference Value: 2.4 nM; Lyso-Gb3: Globotriaosylsphingosine Note: Patient 2 has normal substrate, consistent with late-onset cardiac variant phenotype Day 0

VCN trends stable up to 1.8 years Patient 4 dosed using plato® Patient 1 Patient 2 Patient 3 Patient 4 Drug Product VCN/dg Patient 1 0.7 Patient 2 0.5 Patient 3 1.4 Patient 4 1.6 FABRY PHASE 2 VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome New data point Day 0

Plasma, leukocyte enzyme activity sustained up to 3.5 yrs All 5 patients now out 18 months or more FABRY PHASE 1 Leukocyte AGA Activity Reference Range: 24–56 nmol/hr/mg protein; Plasma AGA Activity Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Plasma AGA Activity (nmol/hr/mL) Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 New data point Leukocyte AGA Activity (nmol/hr/mg protein) Day 0 Day 0

29% average lyso-Gb3 reduction below baseline ERT All patients who have discontinued ERT remain off ERT* FABRY PHASE 1 * As of October 26, 2020 Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Tx: Therapy Gene Tx + Off ERT Gene Tx + ERT Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 25% reduction from baseline ERT OFF ERT 19.0 14.0 33.4 8.2 34.9 25.3 26.1 58.5 29.1 15.8 47% reduction from baseline ERT ON ERT 43% reduction from baseline ERT OFF ERT 20% increase from baseline ERT OFF ERT 48% reduction from baseline ERT ON ERT ERT No ERT Gene Tx New data point Day 0

VCN stable up to 2.7 years All 5 patients now out 1 year or more Drug Product VCN/dg Patient 1 0.7 Patient 2 1.4 Patient 3 0.8 Patient 4 1.4 Patient 5 1.2 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 FABRY PHASE 1 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene; Some data points delayed due to COVID vendor laboratory employment furloughs VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome Day 0

FABRY PHASE 1

Reduction of pre-existing anti-ERT drug IgG antibodies

Suggests potential as a therapeutic option independent of pre-existing antibodies


Fabry Disease Phase 1 IgG Antibody Titer
IgG Antibody Titer
700000
650000
600000
40000
30000
20000
10000
0
Positive Control
Negative Control
-3 Mo
Day 0
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
21 Mo
24 Mo
27 Mo
30 Mo
33 Mo
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5

Similar results observed in other studies

San Raffaele Telethon Institute for Gene Therapy (SR-TIGET)

Change in pre-existing antibodies reported for Hurler disease (MPS-1)

- *Ex vivo* LV gene therapy with conditioning
- n=6
- Evaluable patients (5/6) demonstrated sustained, supraphysiologic blood IDUA activity
- 4/5 prior ERT (rhIDUA) exposure (5-28 months)
- 4/5 pre-existing ERT-induced IgG antibodies
- 6/6 anti-rhIDUA IgGs undetectable 2 months post-gene therapy

Source: Gentner B et al., Blood, 2019
ERT: Enzyme Replacement Therapy; IgG: Immunoglobulin G; MPS-1: Mucopolysaccharidosis Type 1; IDUA: Iduronidase: SR-TIGET: San Raffaele Telethon Institute for Gene Therapy; LV: Lentiviral; rhIDUA: Recombinant Human alpha-L-Iduronidase

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eGFR declines in natural history and on ERT

Classic Fabry male literature eGFR data



Natural history annualized eGFR slopes of treatment-naïve patients[1]
eGFR (mL/min/1.73 m²)
120
90
60
30
0
0
1 yr
2 yr
3 yr
4 yr
5 yr
slope:-1.6; n=18
slope:-3.3; n=21
slope:-6.9; n=22



Annualized eGFR slope of ERT-treated patients[2]
eGFR (mL/min/1.73 m²)
120
90
60
30
0
0
1 yr
2 yr
3 yr
4 yr
5 yr
slope:-3.4; n=30
Baseline UP:
<0.1 g/24hr
0.1-1.0 g/24hr
>1.0 g/24hr

Sources: [1]Schiffmann R et al., Nephrol Dial Transplant, 2009 (Table 4); [2]Rombach SM et al., Orphanet J Rare Dis, 2013 (Table 2)
eGFR: Estimated Glomerular Filtration Rate; UP: Urinary Protein; ERT: Enzyme Replacement Therapy

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Kidney function (eGFR) stable up to 3.5 years* Normal Kidney Function Severe CKD Moderate CKD Mild CKD Fabry Phase 2 Patients Fabry Phase 1 Patients New data point FABRY PHASE 1 & 2 * Eight of nine patients stable; other patient entered trial with more advanced kidney disease and a baseline eGFR level <50 mL/min/1.73m2. As expected, this patient has not stabilized, and the patient remains on ERT Note: eGFR was calculated using the CKD-EPI formula eGFR: Estimated Glomerular Filtration Rate; CKD: Chronic Kidney Disease; CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration Day 0

No unexpected safety events or trends identified Anti-AGA antibody titers observed in 4 patients in the Phase 1 trial and 2 patients in FAB-201. We believe none of these are of clinical significance Phase 1 SAEs (n=2) Febrile neutropenia (grade 3) Thrombophlebitis (grade 2) Note: Safety data cut off October 8, 2020; AVR-RD-01 is an investigational gene therapy AE: Adverse Event; SAE: Serious Adverse Event; AGA: Aspartylglucosaminidase FAB 201 SAEs (n=6) Pre-AVR-RD-01 treatment and prior to conditioning Seizure (grade 2) Post-AVR-RD-01 treatment Dehydration, nausea, vomiting (grade 3) Febrile neutropenia (2 patients, grade 3 & 4) Culture negative fevers (grade 2) Mucositis (grade 2) Phase 1 AEs (n=101) Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 3 or 4 (n=17) FAB 201 AEs (n=111) Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 3 or 4 (n=22) FABRY PHASE 1 & 2 Anti-AGA antibodies No SAEs or AEs related to AVR-RD-01 drug product AEs and SAEs reported

Planned global regulatory strategy for Fabry disease Planned ERT-switch Phase 2 Partially Enrolled ERT-naïve CONFIRMATORY TRIAL Males, mutation-independent Efficacy, durability, safety Cardiac and kidney function Cognition and CNS imaging Biomarker data Quality of life EXPANDED FOR POTENTIAL ACCELERATED APPROVAL n=8-12 Treatment-naïve classic males Efficacy, durability, and safety Biomarker data, kidney and cardiac function, Gb3 in kidney biopsy Expand n, including adding females Fully Enrolled ERT-switch PHASE 1 – INVESTIGATOR SPONSORED TRIAL n=5, fully enrolled ERT-switch in classic males Safety, preliminary efficacy, durability Biomarker data, kidney function ERT: Enzyme Replacement Therapy; CNS: Central Nervous System; Gb3: Globotriaosylceramide

AVR-RD-01 Anticipated Next Steps Phase 2 study additional kidney biopsy data by EOY ‘20 Discuss accelerated approval approach with FDA by Q1 ‘21 Expand Phase 2 study and complete enrollment Initiate confirmatory ERT-switch trial in 2021 Seek early FDA agreement on potency assay matrix Advance commercial readiness activities including payors / HTA interactions EOY: End Of Year; FDA: Food and Drug Administration; ERT: Enzyme Replacement Therapy; HTA: Health Technology Assessment

Cystinosis Meet Chelsea and Brian, Jaxon’s parents

"To know that your child, he could live a life 'til he's 30... Or he could not. That's a reality we live with every day."

– Chelsea, mother of Jaxon, a 3-year-old living with cystinosis

DIFFERENTIATED TARGET PRODUCT PROFILE *for*

Cystinosis

First-Line Therapy and Functional Cure

Prevents, halts or reverses disease; normalizes lifespan

- Fanconi syndrome and renal failure
- Compromised stature, myopathy, respiratory failure, swallowing dysfunction
- Vision: acuity, photophobia
- Endocrine disorders: hypothyroidism and diabetes
- Premature skin aging, coarse facial features
- Fatigue
- CNS: encephalopathy and learning difficulties

Lifelong durability

- Single infusion for life
- No waning of efficacy
- Off cysteamine oral and eye drops
- Off Fanconi syndrome supplements
- Save millions in healthcare costs per patient

Addresses all patient segments

- All age groups
- Male and female
- Infantile, nephropathic, late-onset, ocular
- Kidney transplant-independent

Impacts hard-to-reach organs

- Eye, endocrine organs, skin: global distribution of genetically modified macrophages
- Brain: global distribution of genetically modified microglia

Well-tolerated

- No cysteamine-related side effects, such as nausea, vomiting, dehydration, pill burden, sulfur halitosis or compliance challenges
- Mild-to-moderate, transient side effect profile consistent with Bu90-TCI
- Reduction in psychosocial impact

Note: These are target attributes for a first-line therapy

Bu90-TCI: Busulfan 90-Target Concentration Intervention; CNS: Central Nervous System

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Steady enrollment in AVR-RD-04 IST trial in cystinosis 3 patients dosed to date AVR-RD-04 trial sponsored by University of California, San Diego; IST does not use plato® platform Note: AVR-RD-04 aka CTNS-RD-04 IST: Investigator Sponsored Trial OBJECTIVES PATIENTS Safety and tolerability Hypothesis generation of endpoints Up to 6 patients Adults and adolescents Cohorts 1-2 >18 years; Cohort 3 >14 years Male and female Oral and ophthalmic cysteamine ACTIVELY RECRUITING: PHASE 1/2 AVR-RD-04

Patient 1 reached VCN therapeutic plateau Consistent with pattern seen across other clinical trials Patient 1 Patient 2 Drug Product VCN/dg Patient 1 2.1 Patient 2 1.3* Patient 3 1.6 * From second apheresis VCN: Vector Copy Number; PBCs: Peripheral Blood Cells; dg: Diploid Genome CYSTINOSIS PHASE 1/2 New data point Day 0

Cystinosin is a multi-functional protein


Defective Cystinosin
Galectin-3 degradation
mTORC1 pathway
Transportation
Unfolded protein response
Unknown
Melanogenesis
LAMP2A trafficking
Chaperone-mediated autophagy
Inflammation
Fanconi syndrome
Crystal deposits
Increased cell death
Unknown
Reduced pigmentation
Reduced cell survival
Reduced quality control

AVROBIO

mTORC1: Mechanistic/Mammalian Target of Rapamycin Complex 1; LAMP2A: Lysosome-Associated Membrane Protein 2A

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* * Granulocyte Cystine Carrier Asymptomatic Heterozygous Range: <1.9 µmol half cystine/g protein Leukocyte Cystine Carrier Asymptomatic Heterozygous Range: <1 µmol half cystine/g protein CYSTINOSIS PHASE 1/2: PATIENT 1 Biomarkers for cysteamine are not biomarkers for gene therapy * Samples handled differently (shipped) due to COVID travel restriction

eGFR data at 1 year suggest renal function plateau post-treatment after years of pathological decline Note: These results are for a single patient only and may vary in the study population; eGFR calculated using CKD-EPI formula; eGFR: Estimated Glomerular Filtration Rate; CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration CYSTINOSIS PHASE 1/2: PATIENT 1 slope = -1.0 mL/min/1.73m2/year slope = -4.2 mL/min/1.73m2/year New data point Day 0

Sharp drop in the number and size of cystine crystals in skin and rectal biopsies CYSTINOSIS PHASE 1/2: PATIENT 1 Rectal Biopsy Skin Biopsy 44% reduction Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Baseline 12 months 76% reduction Baseline 12 months 90% 25% 75% 10% 4.6 11.3 New data point 2.6 2.7 Note: These results are for a single patient only and may vary in the study population

Steady decline in crystal number and volume in the skin 3D Normalized Crystal Volume 3D Crystal Reconstruction Cystine Crystals in Skin Note: These results are for a single patient only and may vary in the study population Method: Experimental in vivo confocal microscopy; two skin areas, behind the ear and ‘optional’, averaged; analysis and quantification (3D Image-Pro software) skin structure in red cystine crystals in green 12 months Baseline CYSTINOSIS PHASE 1/2: PATIENT 1 New data point 958 56% reduction 1,493 2,187

Crystal buildup in eye clearly visible before gene therapy Patient 1 at baseline CYSTINOSIS PHASE 1/2: PATIENT 1

Substantial decline in corneal crystals observed at 1 year CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; IVCM: In Vivo Confocal Microscopy; OD: Oculus Dexter (right eye); HRT3: Heidelberg Retina Tomograph 3 111 µm, OD 174 µm, OD 330 µm, OD 515 µm, OD 724 µm, OD Baseline IVCM images from Nidek Confoscan 12 months post-gene therapy IVCM images from Heidelberg HRT3 w/ Rostock Corneal Module 51 µm, OD 331 µm, OD 513 µm, OD 176 µm, OD Back of cornea CORNEAL CRYSTALS Front of cornea

Substantial decline in corneal crystals observed over 1 year CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; IVCM: In Vivo Confocal Microscopy; OD: Oculus Dexter (right eye); Nidek and Heidelberg with Rostock Corneal Module are different IVCM instruments 12 months IVCM Heidelberg images 9 months IVCM Heidelberg images 7 months IVCM Heidelberg images 174 µm, OD 330 µm, OD 176 µm, OD 331 µm, OD 175 µm, OD 331 µm, OD 176 µm, OD 317 µm, OD Baseline IVCM Nidek images CORNEAL CRYSTALS Front of cornea Back of cornea

Patient remains off cysteamine and eye drops at 1 year (max per day) OFF cysteamine 0 pills / day ON cysteamine 30 pills / day After AVR-RD-04 X (1 year post-gene therapy) Before AVR-RD-04 Daily cysteamine regimen ON cysteamine eye drops Prescribed 8 drops / day OFF cysteamine eye drops 0 drops / day CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; Investigational gene therapy; Does not include supplements and other medications New data point

Cystinosin is a multi-functional protein


Defective Cystinosin
Galectin-3 degradation
mTORC1 pathway
Transportation
Unfolded protein response
Unknown
Melanogenesis
LAMP2A trafficking
Chaperone-mediated autophagy
Inflammation
Fanconi syndrome
Crystal deposits
Increased cell death
Unknown
Reduced pigmentation
Reduced cell survival
Reduced quality control

mTORC1: Mechanistic/Mammalian Target of Rapamycin Complex 1; LAMP2A: Lysosome-Associated Membrane Protein 2A

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In vitro studies show that cystinosin is located in melanosomes, and regulates melanin synthesis Due to reduced melanin content, patients typically have blond hair and pale skin Pre-Infusion 4 months 6 months 9 months Post-Infusion Patient 1 appears to exhibit progressively darkening skin, eyebrows and hair color post-infusion, suggesting a possible impact of cystinosin protein on melanin. Note: These results are for a single patient only and may vary in the study population; Background removed for clarity Source: Chiaverini et al., FESEB, 2012 Darker pigmentation may be a sign of the fully multi-functional cystinosin protein Protocol amended to assess the impact on melanin synthesis and turnover CYSTINOSIS PHASE 1/2: PATIENT 1

No unexpected safety events or trends related to AVR-RD-04 identified in first two patients Note: Safety database cut Nov 2, 2020 (patients 1 and 2) AE: Adverse Event; SAE: Serious Adverse Event No SAEs or AEs related to AVR-RD-04 drug product AEs are generally consistent with myeloablative conditioning or underlying disease: Pre-AVR-RD-04 treatment and prior to conditioning (not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting Post-AVR-RD-04 treatment (not all events listed) Alopecia, intermittent diarrhea, vomiting, loss of appetite Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia AEs reported CYSTINOSIS PHASE 1/2 n=29 for subject 1 (12 mo. observation period), n=16 for subject 2 (3 mo. observation period) Majority of AEs are mild or moderate and resolved 1 severe AE of appendicitis unrelated to study treatment or procedures

First patient in trial shares update on CRF website One year post-gene therapy administration “ ” …I definitely don’t feel as sick all the time like I used to, and I physically feel better in many ways… …The one thing that is drastically changed is the odor caused by … the medicine I used to take for cystinosis. The odor is completely gone now and that has made me feel more confident about myself. I’m not as self-conscious when I’m around people because the smell is gone. …Going through this experience has definitely given me a different outlook on life. Today, I feel like I can do anything or become whomever I want. There isn’t anything holding me back…  …I hope one day what I did will help your children or someone you know with the disease and we can all be cured together! These are one patient’s observations and may not be indicative of other patients’ experience and should not be interpreted to suggest safety or efficacy. AVR-RD-04 is an investigational gene therapy and it is not approved by any regulatory agency. CRF: Cystinosis Research Foundation

Advisory board guiding planning for potential global registration trial Detlef Bockenhauer, MD, PhD, FRCPCH University College London & Great Ormond Street Hospital for Children Stephanie Cherqui, PhD Pediatrics, University of California, San Diego Monte Del Monte, MD Kellogg Eye Center, University of Michigan Francesco Emma, MD Pediatric Nephrology, Bambino Gesù Children’s Hospital Katharina Hohenfellner, MD, PhD Pediatric Nephrology, Children’s Hospital, Rosenheim Germany Hong Liang, MD, PhD Quinze-Vingts National Ophthalmology Hospital Amrit Kaur, MB, ChB, BSc Hons, MRCPCH, MSc Pediatric Nephrology, Royal Manchester Children’s Hospital Craig Langman, MD Pediatric Nephrology, Northwestern University & Lurie Children’s Hospital Jess Thoene, MD Pediatric Genetics, University of Michigan & C.S. Mott Children’s Hospital

Planned global regulatory strategy for cystinosis Planned 50% Enrolled POTENTIAL REGISTRATION Adults and pediatrics, males and females Mutation-independent, kidney transplant-independent Efficacy, durability, safety Ophthalmology, kidney, and other undisclosed Multiple crystal measures Quality of life PHASE 1/2 – INVESTIGATOR SPONSORED TRIAL n ≤6 Adults and adolescents, males and females Mutation-independent, kidney transplant-independent Safety, durability, preliminary efficacy Biomarker data, kidney function, vision Quality of life

AVR-RD-04 Anticipated Next Steps Complete Phase 1/2 enrollment in 2021 Engage with FDA on registration trial design Identify global sites for registration trial Prepare plato® CMC / analytics requirements FDA: Food and Drug Administration; CMC: Chemistry, Manufacturing, and Controls

Q&A ––

Today’s agenda Bu90-TCI: Busulfan 90-Target Concentration Intervention; CMC: Chemistry, Manufacturing, and Controls Time Clinical updates New data and update on future regulatory plans 9:15 Precision conditioning designed to enable durability and head-to-toe reach The Bu90-TCI advantage 10:00 Addressing industry manufacturing challenges with advanced CMC and analytic solutions AVROBIO’s platform for global gene therapy commercialization 10:35 The second wave Working to prevent irreversible damage to body and brain 11:30

Bu90-TCI Advantages

Targeted-exposure conditioning + smart indication selection intended to transform patient experience

		Conventional Use *Hematologic-oncology*	Optimized Use *Used prior to lentiviral gene therapy for lysosomal disorders*
Busulfan Conditioning	**Purpose**	Busulfan ***is*** the therapy ***Substantial*** patient exposure to eliminate cancer cells	Busulfan ***is not*** the therapy ***Controlled*** patient exposure to make space in bone marrow
	Single agent or combination	Multiple agents, or multiple cycles over long periods	Single agent, single cycle
	Targeted exposure	Target exposure generally not optimized	Precision dosing (TCI) to hit precise target
	Management of side effects	Wide-ranging side effects requiring complex solutions	Proactive approach to managing side effects
	Infertility risk	Known risk when used in polypharmacy	Unknown risk when used as a single agent
	Ability to impact CNS	Generally not required	Essential
Patient Characteristics	**Bone marrow and immune system**	Both compromised	Both normal*
	Age/serious comorbidities	Patients often older, comorbidities common	Patients often younger, comorbidities less common
	Veno-occlusive disease (VOD) risk	Increased	Decreased

Head-to-head trials have not been conducted so we cannot assess relative safety profiles

** Potentially excludes treatment-naïve Gaucher type 1*
CNS: Central Nervous System; TCI: Target Concentration Intervention
Sources: Bartelink IH et al., Lancet Haematol, 2016; Myers AL et al., Expert Opin Drug Metab Toxicol, 2017

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Optimizing Busulfan Exposure

Chemotherapy – to eradicate cancer cells Used in combinations Intensive high-dose chemo* Multiple cycles (palliative) Weight-based dosing *Requires rescue HSC Tx Busulfan used in chemotherapy has a different purpose and side effect profile than busulfan used in cell therapy Cell Therapy – create space in bone marrow and CNS Used as a single agent Less intensive Single cycle Precision TCI dosing Busulfan the therapy IS Busulfan the therapy IS NOT HSC Tx: Hematopoietic Stem Cell Therapy; TCI: Target Concentration Intervention; CNS: Central Nervous System

Optimal exposure range for busulfan has been established Improved clinical outcomes expected to be achieved by targeting Bu90 AUC: Area Under the Curve; Bu90: Busulfan 90; Css: Concentration at Steady State Source: Bartelink IH et al., Lancet Haematol, 2016 Adverse Event Probability 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity 78-101 mg x h/L 1225-1575 μM x min (16 doses) 817-1050 ng/mL Css Optimal Exposure Range Meta-analysis of 465 non-malignant patients identified optimum exposure

Bu90-TCI: personalized dosing to achieve target exposure Source: Bartelink IH et al., Lancet Haematol, 2016 Bu90-TCI: Busulfan 90-Target Concentration Intervention; AUC: Area Under the Curve; TCI: Target Concentration Intervention Adverse Event Probability 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity Optimal Exposure Range TCI Dose Bu90 90 mg.m/L In/out-patient Meta-analysis of 465 non-malignant patients identified optimum exposure Simple, fast, fully automated immunoassay kits being developed in AVROBIO-Saladax collaboration

Single agent, single cycle administration reduces risks Source: Bartelink IH et al, Lancet Haematol, 2016, Appendix Figure 5C Cy: Cyclophosphamide; Flu: Fludarabine; Mel: Melphalan; Bu: Busulfan; AUC: Area Under the Curve Risk of veno-occlusive disease (VOD) decreases with fewer alkylating agents 50 70 90 110 130 0.0 0.2 0.4 0.6 0.8 1.0 Busulfan Cumulative AUC (mg x hr/L) VOD Probability Number of alkylating agents 1 : Bu 2 : Bu/Cy and Bu/Flu 3 : Bu/Cy/Mel Shaded regions indicate 95% confidence interval Cy, Flu and Mel immunodeplete with full immunological recovery typically taking years

Data suggest favorable long-term safety profile in non-oncology patients Thousands of non-cancer patients have received Bu, only 1 published report of t-MDS/AML possibly related to Bu… t-MDS in bluebird bio's HGB-206 trial (NCT02140554) Cause unknown but LV-mediated oncogenesis excluded NIH still investigating the cause Potential root causes Sickle cell disease (SCD) is associated with increased incidence of leukemia including AML Long-term SCD treatment with hydroxyurea pre-/post-transplant Family history and environmental cancer risk factors—no information Bu at sub-protocol cumulative AUC Spontaneous (i.e. not related to prior therapy) Potential exacerbating factors include “Sub-optimal marrow” transplanted—low level of protection against outgrowth of an MDS clone Source: Hsieh et al., Blood Advances, 2020 t-MDS: Treatment-Related Myelodysplastic Syndrome; MDS: Myelodysplastic Syndrome; AML: Acute Myeloid Leukemia; ERT: Enzyme Replacement Therapy; DNA: Deoxyribonucleic Acid; Bu: Busulfan; LV: Lentiviral; AUC: Area Under the Curve; NIH: National Institutes of Health … AVROBIO’s approach Carefully selected indications Lysosomal disorders do not have an increased risk of MDS/leukemias Standard of care—ERTs are not associated with malignancy AVROBIO’s commitment to leading on patient safety includes Constantly improving our manufacturing and testing to optimize drug product Optimizing our conditioning regimen including target concentration intervention (TCI) Actively evaluating pre-treatment screening to detect DNA changes associated with increased potential risk of developing MDS/AML

Infertility risk from single agent, single cycle busulfan use in gene therapy continues to be studied Oncology use Challenging to extrapolate risk from Bu label for CML due to additional risk factors for infertility with CML: Combined w/ Cy or Flu Weight-based dosing, wide range of AUCs incl. exceeding therapeutic window  Allogenic GvHD (known impact on fertility) Multiple rounds of radiation / drug therapy No data on % affected or duration of infertility  * Results are suggested based on two AVROBIO-commissioned qualitative patient primary market research studies, data on file Sources: Busulfex (busulfan) USPI, Bartelink IH et al., Lancet Haematol, 2016; McCune JS et al., Clin. Cancer Res, 2014; AVROBIO market research on file GvHD: Graft Versus Host Disease; CML: Chronic Myeloid Leukemia; Bu90-TCI: Busulfan 90-Target Concentration Intervention; AUC: Area Under the Curve; Bu: Busulfan; FDA: Food and Drug Administration; TCI: Target Concentration Intervention; Tx: Therapy; Cy: Cyclophosphamide; Flu: Fludarabine FDA label for busulfan + cyclophosphamide to treat CML BUSULFEX is an alkylating drug indicated for: Use in combination with cyclophosphamide as a conditioning regimen prior to allogeneic hematopoietic progenitor cell transplantation for chronic myelogenous leukemia (CML) Infertility Females: Ovarian suppression and amenorrhea commonly occur in premenopausal women undergoing chronic, low-dose busulfan therapy for chronic myelogenous leukemia. Males: Sterility, azoospermia, and testicular atrophy have been reported in male patients. Patient Segments Already have children Can’t have children Don’t want children Want children Decline infertility treatments ~90% of patients do not see risk of infertility as a barrier* Utilize infertility treatments (with additional benefit of genetic screening) Lentiviral gene therapy Bu90-TCI use Sparse data re: infertility in this setting Single agent, single cycle TCI—avoiding potential for out-of-range toxicity and high-end Tx range risks No GvHD (autologous) Non-oncology—no prior radiation / toxic drug treatments

Busulfan routinely used in outpatient and home settings Safety profile and efficacy established in thousands of oncology patients Matthews et al, Bone Marrow Transplant, 2007 Sources: Matthews, RH et al, Bone Marrow Transplantation, 2007; de Lima et al, Bone Marrow Trans, 2019 PK: Pharmacokinetics; Bu: Busulfan; IV: Intravenous High-dose oral busulfan conditioning at home Busulfan used in home setting Background Busulfan safety profile thoroughly characterized Thousands of patients treated over 20+ years Safety—no difference between oral Bu at home relative to oral/IV Bu in hospital Dosing/PK Readily supported Support for patients Comprehensive advice and support provided to patients and caregivers Anticipatory management with education and pre-supplied medication, e.g. antiemetics Access to conditioning team Routine follow-up with patients over 4 weeks from conditioning initiation

Patient Experience

Lysosomal disorder patients are often younger with fewer comorbidities compared to oncology patients and other gene therapy indications



Typical characteristics	Cancer patients	Other LV GT patients (e.g. SCD, TDT)	AVROBIO LD patients (Fabry, Gaucher*, cystinosis, Hunter*, Pompe)
Healthy bone marrow	✗	✗	✓
Healthy immune systems	✗	✓	✓
Healthy livers	✗	✗	✓
Fewer comorbidities	✗	✓	✓
Younger	✗	✓	✓

** Healthy livers characteristic potentially excludes treatment-naïve Gaucher disease type 1 and treatment-naïve Hunter syndrome*
LV GT: Lentiviral Gene Therapy; TDT: Transfusion-Dependent β-Thalassemia; LD: Lysosomal Disorder; SCD: Sickle Cell Disease

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Patients with normal bone marrow typically do better Patients with lysosomal disorders typically have healthy bone marrow* * Potentially excludes treatment-naïve Gaucher type 1 and treatment-naïve Hunter syndrome Source: Bartelink IH et al., Lancet Haematol, 2016 EFS: Event-Free Survival; TDT: Transfusion-Dependent β-Thalassemia; RBC: Red Blood Cell; Bu: Busulfan; AUC: Area Under the Curve; SCD: Sickle Cell Disease Quality of bone marrow impacts speed and durability of engraftment Normal bone marrow is associated with: Rapid and predictable engraftment Compromised bone marrow (oncology, TDT, SCD) is associated with: Reduced quality apheresis product Process challenged (more contaminants, e.g. immature RBCs) Delayed engraftment Busulfan Cumulative AUC (mg x hr/L) 50 70 90 110 130 0.0 0.2 0.4 0.6 0.8 1.0 Event Probability (1-EFS) For a given Bu AUC—Increased event-free survival for non-malignant versus malignant disorders Malignant disorders Non-malignant disorders

Busulfan is transiently myeloid depleting while sparing lymphocytes Busulfan has minimal impact on adaptive immune system Fabry: Patients 1-3 melphalan 100mg/m2; all other patients busulfan ‘AUC 90’; threshold levels for prophylaxis; ANC <0.5 x 10e9/L (AABB); platelets <10e9/L (AABB) G-CSF administration post-gene therapy: Pt 1: 7 doses, day 7–14, Pt 2: 11 doses, day 7–17, Pt 3: 6 doses, day 7–12, Pt 4: 5 doses, day 8–12 Platelet transfusion: Pt 1: day 10; Pt 2, 3: day 11, Pt 4: no transfusion G-CSF: Granulocyte-Colony Stimulating Factor; Mel: Melphalan; AUC: Area Under the Curve; ANC: Absolute Neutrophil Count; Pt: Patient; Bu90-TCI: Busulfan 90-Target Concentration Intervention; AABB: American Association of Blood Banks Absolute Lymphocyte Count Absolute Neutrophil Count (ANC) Platelet Count Cystinosis Patient 1 & 2: Busulfan Fabry Ph2 Patients 1-3: Mel Fabry Ph2 Patient 4: Bu90-TCI Gaucher Patient 1: Bu90-TCI Day 0 Day 0 Day 0

Emerging tolerability profile has been predictable and manageable Blood Short-term side effects start ~1 week after conditioning, peak over the next 3-5 days with patients typically discharged 1-2 days later Observations to date Gastrointestinal System Grade 1 - mild Grade 2 - moderate Grade 3 - severe  Grade 4 - life-threatening Grade 5 - death Charts show transient grade 3 and 4 side effects (n=2 Bu, n=3 Mel) Day 0 Day 0 AE: Adverse Event; Bu: Busulfan; Mel: Melphalan

Supportive care can help prevent or diminish side effects Elevated focus on preventing or mitigating side effects Source: Matthews, RH et al., Bone Marrow Transplantation, 2007 G-CSF: Granulocyte Colony Stimulating Factor Common side effects Mucositis = magic mouthwash, drugs that accelerate mucosal healing, pain relievers as necessary Nausea = anti-nausea drugs, hydration Risk of infection = improved preventative antimicrobials and rapid neutrophil recovery (can be further enhanced by G-CSF) Risk of bleeding = rapid platelet recovery (can be further enhanced by platelet transfusion) Hair thinning/loss = cold caps AVROBIO is developing guidelines To further enhance patient experience Proactive approach toward management of side effects

Enhancing the patient experience to develop first-line therapies AVROBIO is harnessing the proven record of busulfan… Single agent, single cycle Optimized and precisely targeted exposure / 4-day AUC monitoring Elevated focus on supportive care aims to prevent or mitigate side effects Access across multiple sites of care Potential to treat both body and brain …and is applying primarily to patient populations with favorable characteristics for lentiviral gene therapy Typically normal marrow* / immune systems / livers * Potentially excludes treatment-naïve Gaucher type 1 and treatment-naïve Hunter syndrome AUC: Area Under the Curve

Fireside Chat ––

Today’s agenda Bu90-TCI: Busulfan 90-Target Concentration Intervention; CMC: Chemistry, Manufacturing, and Controls Time Clinical updates New data and update on future regulatory plans 9:15 Precision conditioning designed to enable durability and head-to-toe reach The Bu90-TCI advantage 10:00 Addressing industry manufacturing challenges with advanced CMC and analytic solutions AVROBIO’s platform for global gene therapy commercialization 10:35 The second wave Working to prevent irreversible damage to body and brain 11:30 plato® –– AVROBIO’s platform for global gene therapy commercialization Solves key industry challenges Redefines manufacturing best practices

MOBILIZATION & APHERESIS Patient Consent & Screening Patient Monitoring CONDITIONING & GENE THERAPY ADMINISTRATION CELL SEPARATION & CULTURE TRANSDUCTION CLOSED, AUTOMATED SYSTEM HARVESTING & CRYOPRESERVATION DRUG PRODUCT TESTING 1 2 3 4 5 Industry-leading platform across our entire portfolio Designed for the future, delivering today

SCALE PROCESS ROBUSTNESS GLOBALIZATION ANALYTICS COST EFFECTIVENESS plato® is built to solve key industry challenges

Process Robustness ––

Commercial ready 200L serum free, suspension culture Optimized downstream, fill, and finish Minimal process variability Strong quality and safety profile Low impurities No empty capsids with lentivirus Consistent, high titer Best-in-class lentiviral vector manufacturing Robust platform for the pipeline Process Robustness

Titer consistently above industry standard of 1e08 Higher titers mean fewer batches required to fulfill demand Manufacturing process applied across the pipeline Reliably high titers outperforming industry standards Process Robustness

CD 34+ hematopoietic stem cells Automation enables robust global processes Empowers consistency, quality control, and transferability Process Robustness Closed system from apheresis to drug product Reduces contamination risk Reduces clean room requirements Automation designed to work across the pipeline Improves process consistency and quality Reduces human error, inter-operator variability and training burden Enables easy technology transfer and scale out

Scale ––

UPGRADE DRUG PRODUCT Closed system automated platform Scale out of manufacturing suites and automation units to meet patient demand Designed to be fully scalable Common components and automation leveraged across manufacturing PLASMID 3 of 4 component plasmids used in every vector Each plasmid can be mass produced and stored for use VECTOR State of the art, largest scale, 200L vector production Expansion through simple installation of additional units, mass produced, frozen, and stored for use Scale Note: This diagram is for illustrative purposes only

DRUG PRODUCT VECTOR (200L scale bioreactor runs (109 titer)) 4 production suites 12 runs per year per suite >50 patients per run 2,400 PATIENTS ANNUALLY 3+ global production suites 8 automated units per suite 100 patients per unit per year 2,400 PATIENTS ANNUALLY Scalable platform for commercial supply Global infrastructure already in place, poised to manufacture at scale Note: This diagram is for illustrative purposes only Scale

Globalization ––

Globalized production capabilities Drug product manufacturing on three continents Globalization Maastricht Houston San Jose Melbourne Shading indicates patient reach; Maastricht facility expected to open by 1H 2021

Fabry potency data globally consistent AGA enzyme activity by contract manufacturer Asia-Pacific U.S. Globalization AGA: Aspartylglucosaminidase

plato® VCN assay globally consistent Global CMOs produce highly comparable drug product Globalization Fabry Gaucher USL: Upper Specification Limit; VCN: Vector Copy Number; CMO: Contract Manufacturing Organization

2016 2017 2018 2019 2020 Five years and hundreds of thousands of hours of development work to create plato® Note: plato® in Fabry cleared for use in US via IND, in Canada via protocol and CMC CTA amendment, and in AUS via CTN and HREC clearance; plato® in Gaucher cleared for use in Canada via CTA and protocol CTA amendment IND: Investigational New Drug; CMC: Chemistry, Manufacturing, and Controls; CTA: Clinical Trial Application; CTN: Clinical Trial Notification; HREC: Human Research Ethics Committee; LV: Lentiviral; CBER: Center for Biologics Evaluation and Research; GMP: Good Manufacturing Practices; ODD: Orphan Drug Designation; CMO: Contract Manufacturing Organization; ATMP: Advanced Therapy Medicinal Products FABRY GAUCHER Cryo-preservation 3-day cycle time Algorithm finalized CBER Pre-IND Conditioning Ad Board GMP ready USA/CAN Cryo-preservation 3-day cycle time Algorithm finalized CBER Pre-IND Conditioning Ad Board Vector design Dev LV prod platform Development for automated process Tech transfer to US CMO Vector design Development for automated process Dev LV Prod Platform Tech transfer to US CMO plato® CLEARED In vitro comparability plato® CLEARED Tech transfer to AUS Tech transfer to AUS plato cleared: CA, February plato® CLEARED plato® CLEARED ODD granted ODD granted ODD granted ODD granted ATMP granted ATMP granted LV Scale up to 200L plato® CLEARED plato® CLEARED LV Scale up to 200L US CMO Facility Move Analytics qualification MOH

Cost Effectiveness ––

COGs breakdown of example CAR-T product1: Figure 3 Breakdown of cost of goods by component.              plato®’s significant COGs advantages Automation drives major savings Labor 71% Materials 18% Facilities 8% Equipment 4% Manufacturing 48% Other 9% SCM 11% QA 16% QC 16% Labor breakdown Cost Effectiveness Source: 1The long road to affordability: a cost of goods analysis for an autologous CAR-T process Katy Spink & Andrew Steinsapir (Dark Horse Consulting), Cell Gene Therapy Insights 2018; 4(11), 1105-1116 COGs: Cost Of Goods; CAR-T: Chimeric Antigen Receptor T Cell; SCM: Supply Chain Management; QA: Quality Assurance; QC: Quality Control plato® drives down COGs Automated, short manufacturing process can reduce labor costs by up to 60% Economies of scale with plasmids and large-scale vector manufacturing can reduce material costs Low vector quantity required per patient Closed system manufacturing can reduce facility and overhead costs by up to 50% Next-generation, automated analytics can reduce QC labor and testing costs

Analytics –– Innovation aiming to accelerate regulatory approvals

Robust platform analytics Deep product characterization Potency assay matrix 1 2 3 OUR SOLUTION Our mantra is “BLAs without delays” FDA “…product characterization testing,… are used to establish that a consistently manufactured product is administered during all phases of clinical investigation.” In other words, regulators require high quality CMC & analytics with no corners cut. Accelerated development requires companies combine data sets: All phases of clinical development Different manufacturing sites Pre- and post-process changes CHALLENGE Analytics Sources: U.S. Food and Drug Administration/Center for Biologics Evaluation and Research (2011); Guidance for Industry Potency Tests for Cellular and Gene Therapy Products BLA: Biologics License Application; FDA: Food and Drug Administration; CMC: Chemistry, Manufacturing, and Controls

X Robust Platform Analytics 1

Robust Platform Analytics Reproducible Validatable Automated Transferable to multiple jurisdictions Leverageable across manufacturing, clinical and non-clinical Partitioning Amplification Detection Analysis Automated DNA extraction VCN: Vector Copy Number Enabling VCN comparison through development State-of-the-art assay across the portfolio

Robust Platform Analytics Target Selection & Sample Prep Library Prep One transduction assay across portfolio Automated, high throughput, scalable Reproducible, reliable, validatable Transferable to multiple jurisdictions Sequencing Analysis Developed in collaboration with Mission Bio Enabling drug product release in days – not months First-in-class rapid transduction assay

X Deep Product Characterization 2

2 Enables product understanding, process know-how and identifies process drifts Deep Product Characterization Allows comparability to be established if process improvements are made Facilitates appropriate data sets to be included Cutting edge product characterization Next-gen analytics set new standard for process knowledge and control

Deep Product Characterization Enables a new level of resolution Designed to ensure quality Highly informative for process optimization Developed in collaboration with Catapult VCN: Vector Copy Number Advanced control over manufacturing consistency Enhanced characterization and quality via single cell analytics 0 1 2 3 4 5 Single cell VCN Single cell VCN Average VCN Proportion of single cells with predicted VCN Untransduced 43% Transduced 57% 0 1 2 3 4 5 Average VCN Population average

2 Deep Product Characterization HSC: Hematopoietic Stem Cell; MPP: Multipotent Progenitor Bone Marrow Cord Blood Peripheral Blood plato® Apheresis HSC/MPP Tracking long-term engrafting cells to predict durability Industry-first method shows HSCs preserved by plato® apheresis

X Potency Assay Matrix 3

Establish potency assay matrix (multiple assays) early in development Multiple complementary assays that measure different product attributes are employed Data is combined and correlated with available relevant clinical data Seek early FDA agreement FDA “All attempts should be made to develop potency measurements that reflect the products’ relevant biological properties.” In other words, potency assay is product specific and ideally represents the mechanism of action (MOA). CGT products have complex and/or not fully understood MOAs: Rely on multiple biological activities Difficult to determine the attributes most relevant to potency CHALLENGE 3 Potency Assay Matrix Source: U.S. Food and Drug Administration/Center for Biologics Evaluation and Research (2011); Guidance for Industry Potency Tests for Cellular and Gene Therapy Products FDA: Food and Drug Administration; MOA: Mechanism Of Action; CGT: Cell and Gene Therapy OUR SOLUTION Prioritizing alignment with regulators on potency approach is key

WORKING TO DELIVER ON: ‘BLAs without delays’ Our strategy: A ‘future-ready’ AVROBIO empowered by a suite of next-generation platform analytics leveraged across programs Target outcomes: Minimized risk of regulatory delays on CMC Multiple synergies within and across programs BLA: Biologics License Application; CMC: Chemistry, Manufacturing, and Controls

CMC achievements have defined the plato® story X Strategic investment in technology laid the foundation for our manufacturing leadership Robust production platform Best-in-class LV manufacturing Scalable from plasmid to drug product Global footprint Cleared for the clinic from multiple agencies Cost effective Intended to address key COGs issues Manufacturing Analytics Robust platform analytics Best-in-class VCN assay First-in-class transduction assay Deep product characterization First-in-class single cell analytics Potency assay matrix Intended to accelerate regulatory approvals CMC: Chemistry, Manufacturing, and Controls; VCN: Vector Copy Number; LV: Lentiviral; COGs: Cost Of Goods

SCALE PROCESS ROBUSTNESS GLOBALIZATION ANALYTICS COST EFFECTIVENESS Designed for the future, delivering today plato® is an end-to-end solution for the industry’s key challenges

Q&A ––

Today’s agenda Bu90-TCI: Busulfan 90-Target Concentration Intervention; CMC: Chemistry, Manufacturing, and Controls Time Clinical updates New data and update on future regulatory plans 9:15 Precision conditioning designed to enable durability and head-to-toe reach The Bu90-TCI advantage 10:00 Addressing industry manufacturing challenges with advanced CMC and analytic solutions AVROBIO’s platform for global gene therapy commercialization 10:35 The second wave Working to prevent irreversible damage to body and brain 11:30

The Second Wave Hunter, Gaucher Type 3, & Pompe

Bold expansion of our leadership in lysosomal disorders Significant patient population and market opportunity Fabry AVR-RD-01 Gaucher type 1 AVR-RD-02 Cystinosis AVR-RD-04 Hunter AVR-RD-05 Gaucher type 3 AVR-RD-06 Pompe AVR-RD-03 Proof-of-Concept IND-Enabling Phase 1/2 IND: Investigational New Drug

Global distribution in body and brain Widespread distribution of GFP+ cells in the brain Colocalization with microglia marker Striatum Cortex Hippocampus Cerebellum Midbrain Olfactory Bulb IV-dosed animal DAPI GFP+ Engrafted Cells Iba1 GFP: Green Fluorescent Protein; DAPI: 4′,6-diamidino-2-phenylindole; Iba1: Ionized Calcium-Binding Adapter Molecule 1; IV: Intravenous PRECLINICAL DATA

plato® is designed to de-risk and accelerate second wave Four-plasmid vector system Automated, closed manufacturing Advanced tagging technology Bu90-TCI conditioning plato® tool box Bu90-TCI: Busulfan 90-Target Concentration Intervention

PRECLINICAL DATA

Proprietary tags deliver therapeutic protein into hard-to-reach organs

Hunter syndrome

Tag normalizes heparan sulfate in brain



Fold Total Heparan Sulfate over Normal Mouse
10
5
0
****
***
*
****
Normal Mouse
Hunter Mouse
LV GT
LV GT w/ Tag

Pompe disease

Tag normalizes glycogen substrate in brain



µg Glycogen/mg Protein
60
50
40
30
20
10
0
****
Normal Mouse
Pompe Mouse
LV GT
LV GT w/ Tag

*Figure adapted from Gleitz H et al., EMBO Mol Med, 2018 Fig 3A; *P<0.05, ***P<0.001, ****P<0.0001; LV GT: Lentiviral Gene Therapy*

AVROBIO

123

Hunter Syndrome Meet Sally, Danny’s Mom

"He had about 50 words and could put a few little sentences together. And he's lost all of that. He's lost all his speech. He doesn't say anything now, other than a very occasional 'Daddy.'"

– Sally, mother of Danny, 8, living with Hunter syndrome



DIFFERENTIATED TARGET PRODUCT PROFILE *for*

Hunter Syndrome

First-Line Therapy and Functional Cure

Prevents, halts or reverses disease; normalizes lifespan

- CNS: neurologic deterioration, seizures, aggressive behavior
- Delayed development, speech impairment
- Respiratory issues, cardiac valve disease
- Hearing and vision loss
- Compromised stature, stunted growth, coarse facial features
- Hepatosplenomegaly, chronic diarrhea

Lifelong durability

- No waning of efficacy
- Single infusion for life
- Off ERT
- Off concomitant medications
- Save millions in healthcare costs per patient

Addresses all patient segments

- All genetic mutations, neuronopathic and non-neuronopathic
- All age groups
- No AAV or ERT neutralizing antibody limitations

Impacts hard-to-reach organs

- Brain: global distribution of genetically modified microglia
- Global distribution throughout all tissues and organs of genetically modified macrophages

Well-tolerated

- No ERT-related side effects
- Mild-to-moderate, transient side effect profile consistent with Bu90-TCI
- No liver toxicity or adverse immunogenicity

Note: These are target attributes for a first-line therapy

AAV: Adeno-Associated Virus; Bu90-TCI: Busulfan 90-Target Concentration Intervention; CNS: Central Nervous System; ERT: Enzyme Replacement Therapy

AVROBIO

125

PRECLINICAL DATA

Normalization of substrate in body and brain

Tag enhances physiological normalization of quantity <u>and</u> composition of heparan sulfate in Hunter mice brains

Brain heparan sulfate quantity


Fold Total Heparan Sulfate over Normal Mouse
0
5
10
15
****
*
***
****
Normal
Hunter
Allo-Tx
LV GT
AVR-RD-05 w/ ApoE2 tag

Brain heparan sulfate composition


Percentage disaccharide contribution
0
10
20
30
40
50
****
****
****
****
*
UA(2S)-GlcNS(6S)
UA-GlcNS(6S)
UA(2S)-GlcNS
UA-GlcNS
UA-GlcNAc(6S)
UA-GlcNAc
Normal
Hunter
Allo-Tx
LV GT
AVR-RD-05 w/ ApoE2 tag

*Figures adapted from Gleitz H et al., EMBO Mol Med, 2018 Fig 3, *P<0.05, ***P<0.001, ****P<0.0001, vs. Hunter*
Allo-Tx: Allogeneic Hematopoietic Stem Cell Therapy; LV GT: Lentiviral Gene Therapy; ApoE2: Apolipoprotein E; UA(2S): 2-O-Sulfo Unsaturated Uronic Acid; UA: Uronic Acid; GlcNS(6S): N-Sulfo-D-Glucosamine 6-Sulfate; GlcNS: N-Sulfo-D-Glucosamine; GlcNAc(6S): N-Acetyl-D-Glucosamine 6-Sulfate; GlcNAc: N-Acetyl-D-Glucosamine

AVROBIO

126

PRECLINICAL DATA

Normalization of neuro-inflammation

Tag enables widespread correction of pathological microgliosis and astrogliosis in Hunter mice brains

Complete normalization of activated microglia


ILB4 – activated microglia
Cortex
Striatum
Normal
Hunter
Allo-Tx
LV GT
AVR-RD-05
w/ ApoE2 tag

Elimination of astrogliosis


DAPI – DNA/nucleus
LAMP2 – lysosomes
GFAP – astrocytes
Cortex
Striatum
Hippocampus
Normal
Hunter
Allo-Tx
LV GT
AVR-RD-05
w/ ApoE2 tag

Figures adapted from Gleitz H et al., EMBO Mol Med, 2018 Fig 5A, 6E
Allo-Tx: Allogeneic Hematopoietic Stem Cell Therapy; LV GT: Lentiviral Gene Therapy; ApoE2: Apolipoprotein E; ILB4: Isolectin B4;
DAPI: 4',6-diamidino-2-phenylindole; LAMP2: Lysosomal Associated Membrane Protein 2; GFAP: Glial Fibrillary Acidic Protein

127

Normalization of facial and skeletal abnormalities Complete normalization of width of long bones Figures adapted from Gleitz H et al., EMBO Mol Med, 2018 Fig 7A, 7C, 7D. **P<0.01, ***P<0.001, ****P<0.0001, vs. Hunter Allo-Tx: Allogeneic Hematopoietic Stem Cell Therapy; LV GT: Lentiviral Gene Therapy; ApoE2: Apolipoprotein E * * * * * * * * Humerus width (mm) 0.5 * * * * * * * * 0.0 1.0 1.5 2.0 Humerus Femur * * * Femur width (mm) 0.5 * * * * * 0.0 1.0 1.5 2.0 2.5 Normal Hunter Allo-Tx LV GT AVR-RD-05 w/ ApoE2 tag Complete normalization of width of zygomatic arch (cheek bone) Normal Hunter AVR-RD-05 w/ ApoE2 tag Tag enables widespread normalization of clinically-important skeletal measures in Hunter mouse Normal Hunter Allo-Tx LV GT AVR-RD-05 w/ ApoE2 tag Normal Hunter Allo-Tx LV GT AVR-RD-05 w/ ApoE2 tag PRECLINICAL DATA

Normalization of cognition and performance Y-maze test (spatial working memory): complete rescue of cognitive symptoms Tag enables complete rescue of clinically important neurological measures in Hunter mouse Accelerating rotarod (sensorimotor coordination and balance): complete rescue of performance Figures adapted from Gleitz H et al., EMBO Mol Med, 2018 Fig 6H, 6I, 7E, 7I. *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001, vs. Hunter Allo-Tx: Allogeneic Hematopoietic Stem Cell Therapy; LV GT: Lentiviral Gene Therapy; ApoE2: Apolipoprotein E * * * * Normal Hunter Allo-Tx LV GT LV GT w/ ApoE2 * * * * * Percent Spontaneous Alternation (%) 100 0 20 40 60 80 * * * Normal Hunter Allo-Tx LV GT LV GT w/ ApoE2 * * * * Percent Spontaneous Alternation (%) 100 0 20 40 60 80 * * A B C PRECLINICAL DATA

Planned investigator-sponsored Phase 1/2 trial in neuronopathic Hunter syndrome PHASE 1/2 AVR-RD-05 OBJECTIVES PATIENTS Safety Tolerability Engraftment Early progressive form Treatment-naïve or on ERT >3 to <24 months Male ERT: Enzyme Replacement Therapy; 2H: Second Half Efficacy Enzyme and substrate biomarker response n=5 FIRST PATIENT EXPECTED TO BE DOSED 2H ’21:

Planned global regulatory strategy for Hunter syndrome Planned Expect to Dose 1ST Patient 2H 2021 POTENTIAL REGISTRATION All age groups and genetic mutations Treatment-naïve and/or on ERT Safety, durability, efficacy Cognition and CNS imaging Vision, hearing, hepatosplenomegaly Quality of life Biomarker data PHASE 1/2 – INVESTIGATOR SPONSORED TRIAL n=5, >3 to <24 months, males Treatment-naïve and/or on ERT Safety, durability, preliminary efficacy Cognition Multiple clinical metrics Quality of life Biomarker data ERT: Enzyme Replacement Therapy; CNS: Central Nervous System; 2H: Second Half

AVR-RD-05 Anticipated Next Steps Dose first patient 2H 2021 Early FDA dialogue on regulatory pathway Prepare plato® CMC / analytics requirements 2H: Second Half; FDA: Food and Drug Administration; CMC: Chemistry, Manufacturing, and Controls

Gaucher Disease Type 3 Meet Maddie

"My neurological issues are definitely the thing that impacts my life the most… I struggle daily with normal activities or what a healthy person would consider normal…
I also have issues with short-term memory loss."

– Maddie, living with Gaucher disease type 3

DIFFERENTIATED TARGET PRODUCT PROFILE *for*

Gaucher Disease Type 3

First-Line Therapy and Functional Cure

Prevents, halts or reverses disease; normalizes lifespan

- CNS: Neurologic deterioration, seizures, risk of GBA-Parkinson's
- Bone-related manifestations, physical deformity, bone crises, bone pain, avascular necrosis
- Low hemoglobin levels and platelet counts
- Hepatosplenomegaly, risk of cirrhosis and splenectomy
- Fatigue
- Risk of multiple myeloma

Lifelong durability

- Single infusion for life
- Off ERT/SRT
- No waning of efficacy
- Off concomitant medication
- Save millions in healthcare costs per patient

Addresses all patient segments

- All genetic mutations
- All age groups
- Male and female
- No AAV or ERT neutralizing antibody limitations

Impacts hard-to-reach organs

- Brain: global distribution of genetically modified microglia
- Diseased macrophages (Gaucher cells) replaced by functional macrophages
- Bone and bone marrow: global distribution of genetically modified macrophages and osteoclasts

Well-tolerated

- No ERT-related side effects
- Mild-to-moderate, transient side effect profile consistent with Bu90-TCI
- No liver toxicity or adverse immunogenicity

Note: These are target attributes for a first-line therapy

AAV: Adeno-Associated Virus; Bu90-TCI: Busulfan 90-Target Concentration Intervention; CNS: Central Nervous System; ERT: Enzyme Replacement Therapy; SRT: Substrate Reduction Therapy; GBA: Glucocerebrosidase

AVROBIO

134

Lentiviral gene therapy enables global distribution of functional enzyme to brain and bone Widespread distribution of GFP+ cells in the brain Colocalization with microglia marker Striatum Cortex Hippocampus Cerebellum Midbrain Olfactory Bulb IV-dosed animal DAPI GFP+ Engrafted Cells Iba1 PRECLINICAL DATA GFP: Green Fluorescent Protein; DAPI: 4′,6-diamidino-2-phenylindole; Iba1: Ionized Calcium-Binding Adaptor Molecule 1 antibody; IV: Intravenous

Single cell RNA-Seq of HSC-derived lineages can assess fate of engrafted cells C57BL/6J mouse single cell RNA-Seq Trem2 Cd3 T-Cell marker Cd19 Bone marrow Peripheral blood Microglia B-Cell marker Microglial marker PRECLINICAL DATA HSC: Hematopoietic Stem Cell; RNA-Seq: Ribonucleic Acid Sequencing; UMAP: Uniform Manifold Approximation and Projection; Cd3: Cluster of Differentiation 3; Cd19: Cluster of Differentiation 19; Trem2: Triggering Receptor Expressed On Myeloid Cells 2

Engrafted and endogenous microglia show limited transcriptional differences HSC-Derived Microglia Endogenous Microglia *-95% Quartile * * PRECLINICAL DATA GFP: Green Fluorescent Protein; HSC: Hematopoietic Stem Cell

HSC-derived myeloid cells in brain express bona fide microglia markers Engrafted Endogenous Invading Macrophage Markers Microglia Markers PRECLINICAL DATA HSC: Hematopoietic Stem Cell

AVR-RD-06 Anticipated Next Steps Leverage synergies with Gaucher disease type 1 - Clinical and safety data - plato® CMC, analytics, preclinical package FDA dialogue on path to clinic CMC: Chemistry, Manufacturing, and Controls; FDA: Food and Drug Administration

Pompe Disease Meet Sam, Sean’s father, and Rebecca, Sean’s lead nurse

"He's now completely ventilator dependent… He's not able to cough or swallow or sneeze… He needs everything."

– Rebecca, lead nurse for Sean, 13, living with classic infantile-onset Pompe disease

DIFFERENTIATED TARGET PRODUCT PROFILE *for*

Pompe Disease

First-Line Therapy and Functional Cure

Prevents, halts or reverses disease; normalizes lifespan

- Progressive muscle weakness, loss of mobility
- Breathing difficulties, respiratory failure, respiratory infections
- CNS: Neuromuscular deterioration
- Cardiomyopathy, heart failure
- GI complications, hepatomegaly
- Failure to thrive, delayed motor milestones
- Hearing loss, speech difficulties

Lifelong durability

- Single infusion for life
- No waning of efficacy
- Off ERT
- Save millions in healthcare costs per patient

Addresses all patient segments

- All genetic mutations (classic infantile-onset, non-classic infantile-onset, and late-onset)
- All age groups
- Male and female
- Antibody-status independent (CRIM+ and CRIM-)
- No AAV or ERT neutralizing antibody limitations

Impacts hard-to-reach organs

- Brain, spinal cord, PNS: global distribution of genetically modified microglia
- Skeletal and cardiac muscle: tag-directed enzyme and global distribution of genetically modified macrophages

Well-tolerated

- No ERT-related side effects
- Mild-to-moderate, transient side effect profile consistent with Bu90-TCI
- No liver toxicity or adverse immunogenicity

Note: These are target attributes for a first-line therapy

AAV: Adeno-Associated Virus; Bu90-TCI: Busulfan 90-Target Concentration Intervention; CNS: Central Nervous System; GI: Gastrointestinal; ERT: Enzyme Replacement Therapy; CRIM: Cross-Reactive Immunologic Material; PNS: Peripheral Nervous System

AVROBIO

141

Classic infantile-onset Pompe has high unmet medical need Potential opportunity for rapid pathway to approval PRECLINICAL DATA Unique challenge of CIOP Correlation residual GAA activity and clinical onset <1% activity with rapid progression in first few months with death at <2 yrs Poor/negligible response to ERT No GAA activity associated with strong antibody response to ERT [CRIM-ve] CNS manifestations Potential prevention with ex vivo LV gene therapy 10% activity required for functional cure Auto-tolerance to therapeutic protein Head-to-toe solution No growing-related washout Treat in first few months of life—potential for life-long prevention 10 yr 20 yr 30 yr Onset Onset beyond life 4% 8% (10%) Residual enzyme activity Figure adapted from Suzuki et al., Perspectives in Medicinal Chemistry, 2009 Fig 3 GAA: Acid Alpha-Glucosidase; ERT: Enzyme Replacement Therapy; CNS: Central Nervous System; LV: Lentiviral; CRIM-ve: Cross-Reactive Immunologic Material Negative; CIOP: Classic Infantile-Onset Pompe

PRECLINICAL DATA

Durable enzyme production in infantile-onset Pompe mice post-therapy

16 weeks after infusion


Bone marrow
White blood cells
Plasma
GAA Enzyme Activity (nmoL/hr/mg)
GAA Enzyme Activity (nmoL/hr/mL)
3000
2000
1000
500
20
15
10
5
0
200
150
100
50
5
4
3
2
1
0
6000
4000
2000
0
79x normal
76x normal
Normal mouse
Pompe mouse
LV GT
AVR-RD-03 w/ GILT

LV GT: Lentiviral Gene Therapy; GILT: Glycosylation-Independent Lysosomal Targeting; GAA: Acid Alpha-Glucosidase

AVROBIO

143

>99% glycogen reduction, reversal of heart remodeling in classic infantile-onset mice treated with GILT-tagged therapy PAS IHC (Glycogen) AVR-RD-03 w/ GILT LV GT Pompe mouse Normal mouse Heart Normal mouse Pompe mouse AVR-RD-03 w/ GILT >99% glycogen reduction PRECLINICAL DATA μg Glycogen/mg Protein Echocardiograph 4 months after infusion 7 months after infusion LV GT: Lentiviral Gene Therapy; GILT: Glycosylation-Independent Lysosomal Targeting; PAS: Periodic Acid-Schiff; IHC: Immunohistochemistry

Brain –– 4 months after infusion PAS IHC (Glycogen) AVR-RD-03 w/ GILT LV GT Pompe Mouse Normal Mouse 100% glycogen reduction PRECLINICAL DATA LV GT: Lentiviral Gene Therapy; GILT: Glycosylation-Independent Lysosomal Targeting; PAS: Periodic Acid-Schiff; IHC: Immunohistochemistry

8 months after infusion Heart –– AVR-RD-03 w/ GILT Normal mouse Pompe mouse LOW DOSE HIGH DOSE >99% glycogen reduction PRECLINICAL DATA GAA: Acid Alpha-Glucosidase; GILT: Glycosylation-Independent Lysosomal Targeting

Diaphragm –– AVR-RD-03 w/ GILT PRECLINICAL DATA 8 months after infusion Normal mouse Pompe mouse LOW DOSE HIGH DOSE >97% glycogen reduction GAA: Acid Alpha-Glucosidase; GILT: Glycosylation-Independent Lysosomal Targeting

Skeletal Muscle –– PRECLINICAL DATA 8 months after infusion Normal mouse Pompe mouse LOW DOSE HIGH DOSE AVR-RD-03 w/ GILT >85% glycogen reduction GAA: Acid Alpha-Glucosidase; GILT: Glycosylation-Independent Lysosomal Targeting

Brain –– AVR-RD-03 w/ GILT PRECLINICAL DATA 8 months after infusion Normal mouse Pompe mouse LOW DOSE HIGH DOSE >95% glycogen reduction GAA: Acid Alpha-Glucosidase; GILT: Glycosylation-Independent Lysosomal Targeting

Spinal Cord –– AVR-RD-03 w/ GILT PRECLINICAL DATA 8 months after infusion Normal mouse Pompe mouse LOW DOSE HIGH DOSE >99% glycogen reduction GAA: Acid Alpha-Glucosidase; GILT: Glycosylation-Independent Lysosomal Targeting

AVR-RD-03 Anticipated Next Steps Secure FDA alignment on classic infantile-onset trial design Finalize broad approval development strategy Prepare plato® CMC / analytics requirements FDA: Food and Drug Administration; CMC: Chemistry, Manufacturing, and Controls

Q&A ––

Closing Remarks

Exciting data to date showing durability and a favorable safety profile across the pipeline Advancing toward potential registration trials in three indications with additional trials to start next year Patient recruitment accelerating plato® positioned to deliver “BLAs without delays” Potential clinical advantages of Bu90-TCI Leading gene therapy franchise in lysosomal disorders Strong momentum heading into 2021 CMC: Chemistry, Manufacturing, and Controls; Bu90-TCI: Busulfan 90-Target Concentration Intervention; BLA: Biologics License Application

Key anticipated 2021 milestones FDA: Food and Drug Administration; 2H: Second Half Fabry AVR-RD-01 Gaucher type 1 AVR-RD-02 Cystinosis AVR-RD-04 Hunter AVR-RD-05 Gaucher type 3 AVR-RD-06 Pompe AVR-RD-03 Seek agreement with regulators on approval pathway in one or more major markets Execute on global phase 1/2 trial Dose first patient in 2H of 2021 Complete phase 1/2 enrollment Engage w/ FDA on pivotal trial design Dose 30 patients cumulatively across trials by end of 2021 FDA dialogue on path to clinic Prepare for classic infantile-onset study

Thank you